PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITIES v3.0
PRUDENTIAL PREMIER ADVISOR VARIABLE ANNUITIES v3.0
PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY v3.0

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE of NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated March 15, 2014
To
Prospectuses dated December 30, 2013 (For Annuities Issued on or After February 10, 2014)

This Rate Sheet Prospectus Supplement (this “Supplement”) should be read and retained with the prospectus for the Premier Retirement Variable Annuities. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to provide the Roll-up Rate and Withdrawal Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Premier Retirement Variable Annuities Prospectus.

The rates below apply for applications signed between March 15, 2014 and April 14, 2014.

The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after April 15, 2014. Also, it is possible for a new Rate Sheet Prospectus Supplement to be filed prior to April 14, 2014, which would supersede this Supplement. Any superseding Supplement will not apply if you already signed an Application. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

Roll-up Rate:

5%

Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following tables listed below:

Ages	Single Percentage	Spousal Percentage
50 – 54	3%	2.5%
55 – 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5%	4.5%
70 – 84	5%	4.5%
85+	6%	5.5%

Please note: In order for you to receive the Roll-up Rate and Withdrawal Percentages reflected in this Supplement, your Application or benefit election form must be signed within the time period disclosed above. From the date you sign your Application or benefit election form, we must also receive that paperwork in Good Order within 15 calendar days, and for new purchases the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time.

Subject to the rules stated above, it is important to note that if either (1) the Roll-up Rate; and/ or (2) the Withdrawal Percentages (collectively the “set of rates”) that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed your paperwork.

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